DEBT	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
DEBT	DEBT
Long-term and short-term debt was as follows:

(in thousands of $)	December 31, 2024	December 31, 2023
Total long-term debt and short-term debt	1,305,875	1,061,084
Less: current portion of long-term debt and short-term debt	(141,996)	(194,413)
Long-term debt (1)	1,163,879	866,671

(1) The amounts presented in the table above, are net of the deferred charges amounting to $15.8 million as of December 31, 2024 (December 31, 2023: $5.6 million).

Our outstanding gross debt as of December 31, 2024 is repayable as follows:

(in thousands of $)
2025	143,328
2026	71,902
2027	72,371
2028	72,892
2029 and thereafter	961,196
Total	1,321,689
Deferred finance charges	(15,814)
Total	1,305,875
Debt is comprised of the following:

(in thousands of $)	December 31, 2024	December 31, 2023	Maturity date (1)
Senior Secured Reducing Revolving Credit Facility (2)	447,191	485,303	December 2029
Upsized term loan facility (3)	623,152	461,891	May 2029
Sale and Leaseback financing	179,479	—	October 2034
Newbuild Vessel pre-delivery facility	71,867	40,000	January 2025
CoolCo Debt	1,321,689	987,194
ICBCL VIE loans:
- Golar Kelvin facility	—	64,758	November 2024 (1)
- Golar Ice facility	—	14,695	November 2024 (1)
Total debt (gross)	1,321,689	1,066,647
Deferred finance charges	(15,814)	(5,563)
Total debt	1,305,875	1,061,084

(1) The maturity dates presented in the above table for the Golar Kelvin facility and Golar Ice facility represent the actual repayment date of each facility, rather than the contracted maturity date.

(2) The debt outstanding as of December 31, 2023 was drawn under the Senior Secured Sustainability Linked Amortizing Term Loan. This facility was superseded by the Senior Secured Reducing Revolving Credit Facility on December 13, 2024 (see below).

(3) The debt outstanding as of December 31, 2023 was drawn under the $520.0 million term loan facility. This facility was upsized by $200 million on March 22, 2024.

Senior Secured Reducing Revolving Credit Facility

On February 17, 2022, we entered into a Senior Secured Sustainability Linked Amortizing term loan (the "$570.0 million bank facility"), which refinanced six of the Original Vessels acquired from Golar, of up to $570.0 million with a maturity date of February 2027 and an initial interest rate of the Secured Overnight Financing Rate ("SOFR") plus 275 basis points with a syndicate of banks, which CoolCo drew-down contemporaneously with the acquisition. The margin will decrease 5 basis points if specified sustainability performance targets with respect to vessel efficiency ratios are met or increase 5 basis points if such targets are not met. Such targets lower each year from 2022 to 2026. In relation to the vessel disposal on March 22, 2023, we made a prepayment of $88.0 million of debt associated with the Golar Seal.

On June 28, 2023, lender approval was granted for an increase in the debt principal amount of $70.0 million and a reduction in the $570.0 million bank facilities interest rate margin from 275 basis points to 225 basis points. The additional debt funding was drawn on June 30, 2023, to fund the conversion of five vessels, including retrofits of sub-coolers for LNG boil-off reliquefaction. The changes in terms of the debt was assessed and accounted for as a debt modification.

On December 13, 2024, we entered into a Senior Secured Reducing Revolving Credit Facility (the "RRCF”) of up to $570.0 million to modify the existing $570.0 million bank facility with the same syndicate of banks. The RRCF matures in December 2029 and carries an interest rate of SOFR plus 200 basis points. The Company can initially draw down up to $570.0 million on the RRCF, reducing by $12.1 million each quarter starting from the first quarter of 2025. The RRCF has been accounted for as a debt modification of the existing $570.0 million bank facility.

As of December 31, 2024, the outstanding balance under the RRCF amounted to $447.2 million.
Upsized term loan facility

On November 10, 2022, in connection with the MSA, CoolCo assumed the $520.0 million term loan facility (the "$520.0 million term loan facility") secured by the four SPVs related to the acquired LNG carriers, Kool Orca, Kool Firn, Kool Boreas and Kool Baltic. The facility matures in May 2029 and carries interest based on SOFR plus a margin of 200 basis points.

On March 22, 2024, the $520.0 million term loan facility was amended for a $200 million upsize term loan facility (on a delayed drawdown basis) (the “upsized TLF May 2029”) in anticipation of the maturity of the two existing sale and leaseback arrangements during the first quarter of 2025. The amendment also includes a reduction in the minimum free cash restriction. The $200 million upsize has been accounted for as a modification of the $520.0 million term loan facility. Pursuant to this facility, CoolCo entered into a guarantee in favor of the lenders.

The repurchase options held by the Company under the two existing sale and leaseback arrangements were exercised by the Company on November 14, 2024. On November 13, 2024, a draw down of $200 million was made on the upsized facility to finance the repurchase of the two vessels, Kool Ice and Kool Kelvin, subject to their existing sale and leaseback arrangements.

As of December 31, 2024, the balance outstanding under the upsized TLF May 2029 amounted to $623.2 million.

Newbuild Vessel pre-delivery facility

In October 2023, we entered into agreements with affiliates of Huaxia Financial Leasing Co. Ltd ("Huaxia") for a pre-delivery credit facility and post-delivery sale and leaseback financing for the Newbuild Vessels.

Under the pre-delivery credit facility, we entered into an agreement with Huaxia to lend us a minimum of 20% and, subject to the Company entering into a committed time charter, up to 32.5% of the shipyard price for the Newbuild Vessels. This pre-delivery credit facility is non-amortizing with the principal payable upon delivery of each Newbuild Vessel and the sale of the Newbuild Vessels to a subsidiary of Huaxia under the sale and leaseback financing arrangement. The pre-delivery facility bears an initial interest rate of SOFR plus a fixed margin of 260 basis points.

As of December 31, 2024, $71.9 million was drawn under the pre-delivery credit facility, relating to the second Newbuild Vessel, the GAIL Sagar which was delivered to CoolCo in January 2025 (see note 26).

Sale and leaseback financing

CoolCo took delivery of one of the Newbuild Vessels, the Kool Tiger, on October 18, 2024 from HHI in the Republic of Korea and simultaneously entered into a sale and leaseback financing arrangement with a subsidiary of Huaxia. Under this financing arrangement the vessel was sold for $179.5 million and leased back to CoolCo on a ten year lease term. We have options to repurchase Kool Tiger during the ten year charter period and an obligation to repurchase the vessel at the end of the lease period for $82.5 million.

As the Company can repurchase the vessel for a fixed predetermined amount during the charter period and has an obligation to repurchase the vessel at the end of the lease term, the sale and leaseback transaction has been determined to be a failed sale and leaseback transaction and is accounted for as a financing transaction.

The sale and leaseback financing arrangement matures in October 2034 and bears an implied interest rate of approximately 5.80%. Pursuant to this arrangement, CoolCo provided a corporate guarantee in favor of Huaxia.

Debt restrictions

Many of our debt agreements contain operating and financing restrictions and covenants, which require compliance with certain financial ratios. Such ratios include, but are not limited to, minimum net worth, minimum value-adjusted equity ratio and minimum free cash restrictions. Further, dividend payments are subject to compliance with such financial covenants and no existing events of default.

As of December 31, 2024, we were in compliance with all our covenants under our existing debt and lease agreements.